UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2019
KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34460	13-3818604
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10680 Treena St., Suite 600
San Diego, CA 92131
(Address of Principal Executive Offices) (Zip Code)

(858) 812-7300
(Registrant’s telephone number, including area code)

N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                 ☐

Item 8.01        Other Events.

On March 11, 2019 Kratos Defense & Security Solutions, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) a prospectus supplement dated March 11, 2019, pursuant to rule 424(b)(7) under the Securities Act of 1933, as amended, pursuant to the Company’s effective shelf registration statement on Form S-3ASR (Registration No. 333-220339)), filed with the Commission on September 5, 2017. The prospectus supplement was filed to register the resale from time to time by certain selling stockholders of up to 1,825,406 shares of the Company’s common stock.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.
	5.1	Opinion of Paul Hastings LLP as to the legality of the securities being registered.
	23.1	Consent of Paul Hastings LLP (contained in the opinion filed as Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.,
Date: March 11, 2019
	By:	/s/ Marie Mendoza
	Name:	Marie Mendoza
	Title:	Vice President, General Counsel and Secretary

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